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                                                                      Exhibit 21

                       BELLSOUTH ORGANIZATION OF COMPANIES

                            (AS OF DECEMBER 31, 1998)

                               ATTACHMENT TO 10-K

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
                                                                    Jurisdiction
                                                                    ------------
1155 Peachtree Associates................................................Georgia
AB Cellular Holding, LLC................................................Delaware
Abiatar S.A..............................................................Uruguay
Acadiana Cellular General Partnership (RSA's No. 5 & 6).................Delaware
ACCC of Los Angeles, Inc..............................................California
Alabama Cellular Service, Inc............................................Georgia
ALLTEL Cellular Associates of South Carolina Limited
  Partnership...........................................................Delaware
American Cellular Communications Corporation............................Delaware
Anniston-Westel Company, Inc.............................................Florida
Arlax S.A...................................................................Peru
Astros S.A..................................................................Peru
Atlanta Multichannel Television, Inc.....................................Georgia
Atlanta-Athens MSA Limited Partnership..................................Delaware
B.A. Celular Inversora S.A.............................................Argentina
Bakersfield Cellular Telephone Company................................California
Bakersfield Cellular, L.L.C.............................................Delaware
Bakersfield Holdings, Inc................................................Georgia
BBS Holdings, Inc. ......................................................Georgia
BCP S.A...................................................................Brazil
BCP SP Ltd................................................................Brazil
Beijing Ji Tong - BellSouth Communication & Information
  Engineering Co., Ltd.....................................................China
Belgium New System L.P..................................................Delaware
Bell IP Holding L.L.C...................................................Delaware
BellSouth Advertising & Publishing Corporation ..........................Georgia
BellSouth Applied Technologies, Inc......................................Georgia
BellSouth Billing, Inc...................................................Georgia
BellSouth Brazil, Inc....................................................Georgia
BellSouth BSE Holdings, Inc.............................................Delaware
BellSouth BSE of Virginia, Inc..........................................Virginia
BellSouth BSE, Inc......................................................Delaware
BellSouth Business Systems, Inc. ........................................Georgia
BellSouth Capital Funding Corporation....................................Georgia
BellSouth Carolinas PCS, L.L.C..........................................Delaware
BellSouth Carolinas PCS, L.P. (d/b/a BellSouth Mobility
  DCS)..................................................................Delaware
BellSouth Cellular Corp..................................................Georgia
BellSouth Cellular National Marketing, Inc. .............................Georgia
BellSouth Cellular Systems, Inc.........................................Delaware
BellSouth Chile Holdings, Inc............................................Georgia
BellSouth Chile S.A........................................................Chile

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
                                                                    Jurisdiction
                                                                    ------------
BellSouth Chile, Inc.....................................................Georgia
BellSouth China Holdings, Inc. .........................................Delaware
BellSouth China, Inc....................................................Delaware
BellSouth Colombia, Inc.................................................Delaware
BellSouth Communication Systems, Inc.....................................Georgia
BellSouth Comunicaciones S.A...............................................Chile
BellSouth Corporate Aviation and Travel Services, Inc....................Georgia
BellSouth Corporation ...................................................Georgia
BellSouth Credit Card Services, Inc......................................Georgia
BellSouth D. C., Inc. ...................................................Georgia
BellSouth Denmark Capital Finance Limited.................British Virgin Islands
BellSouth Direct Marketing, Inc. ........................................Georgia
BellSouth EC Holdings, Inc. ............................................Delaware
BellSouth Ecuador Holdings (BVI) I Limited................British Virgin Islands
BellSouth Ecuador Holdings (BVI) II Limited...............British Virgin Islands
BellSouth Ecuador Holdings Partnership...................................Ecuador
BellSouth Ecuador Holdings, Inc.........................................Delaware
BellSouth Enterprises, Inc...............................................Georgia
BellSouth Entertainment, Inc.............................................Georgia
BellSouth Foundation, Inc................................................Georgia
BellSouth Guatemala Holdings, Inc.......................................Delaware
BellSouth Holding GmbH...................................................Germany
BellSouth Holdings B.V...........................................The Netherlands
BellSouth Holdings, Inc.................................................Delaware
BellSouth Information Systems, Inc. (BIS)................................Georgia
BellSouth Interactive Media Services, Inc................................Georgia
BellSouth International (Asia/Pacific), Inc.............................Delaware
BellSouth International ACCESS, Inc......................................Georgia
BellSouth International Capital Finance Limited...................Cayman Islands
BellSouth International Network Holdings, Inc...........................Delaware
BellSouth International Wireless Services, Inc..........................Delaware
BellSouth International, Inc.............................................Georgia
BellSouth Inversiones S.A..................................................Chile
BellSouth Inversora S.A................................................Argentina
BellSouth IP Holdings, Inc..............................................Delaware
BellSouth Israel, Inc....................................................Georgia
BellSouth Latin American Holdings I, Ltd..................British Virgin Islands
BellSouth Latin American Holdings II, Ltd.................British Virgin Islands
BellSouth Latin American Investments I, Ltd...............British Virgin Islands
BellSouth Latin American Investments II, Ltd..............British Virgin Islands
BellSouth Limited.................................................United Kingdom
BellSouth Long Distance Holdings, Inc...................................Delaware
BellSouth Long Distance, Inc............................................Delaware
BellSouth Marketing Services, Inc........................................Georgia
BellSouth Mexico, Inc...................................................Delaware
BellSouth MNS Holdings, Inc.............................................Delaware

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
                                                                    Jurisdiction
                                                                    ------------
BellSouth MNS, Inc......................................................Delaware
BellSouth Mobile Data Services, Inc......................................Georgia
BellSouth Mobile Data, Inc...............................................Georgia
BellSouth Mobile Systems, Inc...........................................Delaware
BellSouth Mobility Communications, Inc...................................Georgia
BellSouth Mobility Inc...................................................Georgia
BellSouth Nicaragua (BVI) Limited.........................British Virgin Islands
BellSouth Nicaragua Holdings, Inc.......................................Delaware
BellSouth Panama Holdings, Inc..........................................Delaware
BellSouth Panama Limited..........................................Cayman Islands
BellSouth Personal Communications, Inc. (d/b/a BellSouth
  Mobility DCS).........................................................Delaware
BellSouth Peru BVI Limited................................British Virgin Islands
BellSouth Peru Holdings, Inc............................................Delaware
BellSouth Products, Inc..................................................Georgia
BellSouth Properties (U.K.).......................................United Kingdom
BellSouth Public Communications, Inc.....................................Georgia
BellSouth Resources, Inc.................................................Georgia
BellSouth Shanghai Centre, Ltd...........................................Georgia
BellSouth Telecommunications, Inc........................................Georgia
BellSouth Venezuela (BVI) Limited.........................British Virgin Islands
BellSouth Venezuela Holdings, Inc.......................................Delaware
BellSouth Venezuela, S.A...............................................Venezuela
BellSouth Ventures Corporation...........................................Georgia
BellSouth Wireless Cable, Inc...........................................Delaware
BellSouth Wireless Data, L.P............................................Delaware
BellSouth Wireless, Inc..................................................Georgia
BellSouth Worldwide Holdings B.V.................................The Netherlands
BellSouth.net Inc.......................................................Delaware
Berry Network, Inc.......................................................Georgia
Billing & Management Systems S.A............................................Peru
Binford Investments Ltd...................................British Virgin Islands
Bloomington Cellular Telephone Company..................................Delaware
Bombshell Comercio e Participacoes Ltda...................................Brazil
Bombshell Holdings (B.V.I.) Ltd...........................British Virgin Islands
BSB S.A...................................................................Brazil
BSC Cayman General Partnership....................................Cayman Islands
BSC de Panama S.A.........................................................Panama
BSC Guatemala, Sociedad Anonima........................................Guatemala
BSCC Cellular of Texas, L.P................................................Texas
BSCC of Houston, Inc.......................................................Texas
BSD Cellular Communications...............................................Israel
BSE NE Ltd................................................................Brazil
BSE S.A...................................................................Brazil
B-Side Carriers L.P.....................................................Delaware
B-Side L.L.C............................................................Delaware
BSIT International Communications.........................................Israel

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
                                                                    Jurisdiction
                                                                    ------------
BSNZ Wireless Holdings, Inc.............................................Delaware
Cable Sistemas S.A..........................................................Peru
Capco.............................................................Cayman Islands
CellCom Israel Ltd........................................................Israel
Cellemetry LLC..........................................................Delaware
Cellular Credit Corporation.............................................Delaware
Cellular Holdings of Texas, Inc.........................................Delaware
Cellular Radio of Chattanooga............................................Georgia
Cellular Vision Peru S.A....................................................Peru
Celular Catarinense S.A...................................................Brazil
Centweight B.V...................................................The Netherlands
Chattanooga CGSA, Inc....................................................Georgia
Chattanooga MSA Limited Partnership.....................................Delaware
Compania de Radiocomunicaciones Moviles S.A............................Argentina
Compania de Telecomunicaciones Comtal Limitada.............................Chile
Comtel Comunicaciones Telefonicas, S.A.................................Venezuela
Connector Comercio e Participacoes Ltda...................................Brazil
Controling S.A............................................................Brazil
Corporate Media Partners (d/b/a Americast)..............................Delaware
CSL Associates...........................................................Georgia
CSL Chastain Associates..................................................Georgia
CSL Exchange South Associates............................................Georgia
CSL Twelfth Street Associates............................................Georgia
CSL Western Way Associates...............................................Georgia
CTM S.A................................................................Argentina
Decatur RSA Limited Partnership.........................................Delaware
Denmark Alliance, Inc...................................................Delaware
Empresa Difusora Radio Tele S.A.............................................Peru
E-Plus Mobilfunk GmbH....................................................Germany
E-Plus Service GmbH......................................................Germany
Florida 511..............................................................Florida
Florida Cellular Service, Inc............................................Georgia
Florida RSA #2B (Indian River) Limited Partnership......................Delaware
Galveston Cellular Partnership.............................................Texas
Galveston Cellular Telephone Company.......................................Texas
Galveston Mobile Corporation............................................Delaware
Gary Cellular Corporation...............................................Delaware
Gary Cellular Telephone Company.........................................New York
Georgia Cellular Corporation............................................Delaware
Georgia Cellular Holdings, Inc...........................................Georgia
Georgia RSA No. 1 Limited Partnership...................................Delaware
Georgia RSA No. 2 Limited Partnership...................................Delaware
Georgia RSA No. 3 Limited Partnership...................................Delaware
German Mobilfunk Investments, Inc.......................................Delaware
Global Leasing Company...................................................Georgia
Gulf Coast Cellular Telephone Company....................................Alabama

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
                                                                    Jurisdiction
                                                                    ------------
Harley S.A..................................................................Peru
Hawaii Cellular Corporation...............................................Hawaii
Honolulu Cellular Telephone Company.....................................New York
Houston Cellular Holding Company (Tex), LLC................................Texas
Houston Cellular Telephone Company, L.P....................................Texas
Huntsville Cellular Telephone Corp., Inc.................................Alabama
Huntsville MSA Limited Partnership......................................Delaware
Indiana 8, L.L.C........................................................Delaware
Indiana Cellular Corporation ...........................................Delaware
InfoVentures.............................................................Georgia
InfoVentures of Atlanta..................................................Georgia
Inmuebles Aries S.A.........................................................Peru
Intelligent Media Ventures, Inc. (d/b/a IntelliVentures).................Georgia
International Card Systems S.A..............................................Peru
Jackson Acquisitions Corp................................................Georgia
Jackson Cellular Corporation.........................................Mississippi
Jackson Holdings, Inc....................................................Georgia
Jacksonville MSA Limited Partnership....................................Delaware
Kentucky CGSA, Inc.......................................................Georgia
L. M. Berry and Company (d/b/a The Berry Company)........................Georgia
Lafayette MSA Limited Partnership.......................................Delaware
Los Angeles RCCs, Inc.................................................California
Louisiana CGSA, Inc......................................................Georgia
Louisiana RSA No. 7 Cellular General Partnership........................Delaware
Louisiana RSA No. 8 Limited Partnership.................................Delaware
Madison Merger Subsidiary, Inc..........................................Delaware
MCTA.................................................................Mississippi
Memphis CGSA, Inc........................................................Georgia
Memphis SMSA Limited Partnership........................................Delaware
Movicel S.A.............................................................Colombia
Movicom Colombia S.A....................................................Colombia
Movicom S.A...............................................................Brazil
M-T Cellular, Inc......................................................Tennessee
Muncie Cellular Telephone Company, Inc..................................Delaware
National Telecommunications Alliance, Inc...............................Delaware
Netherlands New System L.P..............................................Delaware
Nicacel Nicaragua (BVI) Limited...........................British Virgin Islands
North American GSM Alliance, LLC........................................Delaware
Northeast Mississippi Cellular, Inc..................................Mississippi
Northeastern Georgia RSA Limited Partnership............................Delaware
Orlando CGSA, Inc........................................................Georgia
Orlando SMSA Limited Partnership........................................Delaware
Otecel S.A...............................................................Ecuador
Peck Holdings Corp........................................British Virgin Islands
Polisistemas S.A.........................................................Ecuador
Prime Enterprises II, L.P...............................................Delaware

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
                                                                    Jurisdiction
                                                                    ------------
R.A. Celular Inversora S.A.............................................Argentina
RAM Broadcasting Corporation............................................New York
RAM Communications Group, Inc...........................................New York
RAM Mobile Data (Netherlands) B. V...............................The Netherlands
RAM Mobile Data Belgium SC...............................................Belgium
RAM Mobile Data Belgium, S.C.S...........................................Belgium
RAM Mobile Data C.V..............................................The Netherlands
RAM Mobile Data Limited...........................................United Kingdom
RAM/BSE Communications L.P..............................................Delaware
RCTC Wholesale Corporation..............................................Virginia
Recep Comercio e Participacoes Ltda.......................................Brazil
Redanil S.A..............................................................Uruguay
Richmond Cellular Telephone Company.....................................Virginia
ROU Celular Inversora S.A.................................................Panama
Santabel Comercio e Participacoes Ltda....................................Brazil
Santabel Holdings (B.V.I.) Ltd............................British Virgin Islands
Skycell Communications Limited.............................................India
Skytel Del Peru S.A.........................................................Peru
Sonofon Holding A/S......................................................Denmark
South Carolina Cellular Service, Inc.....................................Georgia
South Florida Television Inc............................................Delaware
Spectrum Telecomunicaciones, S.A. de C.V..................................Mexico
ST Mobile Data Pte. Ltd................................................Singapore
Stevens Graphics, Inc....................................................Georgia
Sunlink Corporation......................................................Georgia
T.V. Cable Del Peru S.A.....................................................Peru
TCIL BellSouth Limited.....................................................India
Telcel Celular, C.A....................................................Venezuela
Telcell S.A...............................................................Brazil
Tele 2000 S.A...............................................................Peru
Tele Cable S.A..............................................................Peru
Tele Editores S.A...........................................................Peru
Telecom BBS (B.V.I.) Limited..............................British Virgin Islands
Telecomunicaciones BBS, C.A............................................Venezuela
Telefonia Celular de Nicaragua, S.A....................................Nicaragua
Telefonia Movel do Sul S.A................................................Brazil
Tele-Man Netherlands Ltd.........................................The Netherlands
Tennessee RSA Limited Partnership.......................................Delaware
Terre-Haute Cellular Telephone Company, Inc.............................Delaware
Vencorp...........................................................Cayman Islands
Vidcomm, Inc.............................................................Georgia
Waivetel S.A..............................................................Brazil
Westel Richmond, Inc....................................................Virginia
Westel-Indianapolis Company..............................................Florida
Westel-Los Angeles Company...............................................Florida
Westel-Milwaukee Company, Inc..........................................Wisconsin



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
                                                                    Jurisdiction
                                                                    ------------
Wireless Cable of Atlanta, Inc...........................................Georgia
Wireless Telecommunications Investment Company LLC......................Delaware

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